EXHIBIT 10.35

                                                                  Execution Form

                       AMENDMENT TO SECURED LOAN AGREEMENT

      THIS AMENDMENT TO SECURED LOAN AGREEMENT (this "Amendment"), is dated as of May 28, 2003 and amends the Secured Loan Agreement (the "Secured Loan Agreement"), dated as April 22, 2003, into by and among Diomed Holdings, Inc., a Delaware corporation, with headquarters located at One Dundee Park, Andover, MA 01810 (the "Company"), Diomed, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Diomed"), each entity named on the signature page hereto as a Lender (each, a "Lender") and Gibralt US, Inc., a Colorado corporation (the "Designated Lender"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Secured Loan Agreement, unless the context clearly indicates otherwise.

                              W I T N E S S E T H:

      WHEREAS, the Company, Diomed, the Lenders and the Designated Lender have entered into the Secured Loan Agreement pursuant to which the Lenders committed to provide to the Company up to $1,200,000 of interim financing pending the completion of the Contemplated Equity Financing; and

      WHEREAS, as a result of information received by the Company as to prevailing expectations among investors that might be interested in investing capital in the Company, the Company and Diomed have determined that it was essential to induce the holders of the Class D Notes to eliminate the indebtedness represented by the Class D Notes and participate in the Contemplated Equity Financing of the Company by converting their Class D Notes into that round, thereby investing on the same terms and conditions as third party investors; and

      WHEREAS, in light of the foregoing considerations, the Company and Diomed have proposed to the Lenders that the Secured Loan Agreement and the Class D Notes be amended, inter alia, to provide that the Lenders are obligated to convert the outstanding principal amount and accrued interest under their Class D Notes into shares of Common Stock; and

      WHEREAS, the Lenders are willing to amend the Secured Loan Agreement and the Class D Notes (i) to provide for the redemption of the Class D Notes upon the consummation of the Contemplated Equity Offering on or before July 31, 2003 (as more specifically provided herein); and (ii) to provide that the Company shall seek AMEX listing of the Common Stock underlying the Class D Convertible Preferred Stock issued under the Secured Loan Agreement at a future Special Meeting of the stockholders at which stockholder approval of the issuance of Common Stock under the Contemplated Equity Offering will be sought, rather than at its 2003 Annnual Meeting of Stockholders.

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Secured Loan Agreement and the Class D Notes issued thereunder as follows:

      1. Section 1(e) of the Secured Loan Agreement is hereby amended and restated in full to read as follows:

      "(e) Redemption of Class D Notes upon Consummation of the Contemplated Equity Financing. As set forth in the Class D Notes, if the Company consummates the Contemplated Equity Financing (as defined in the Second Exchange Agreement dated as of May 28, 2003 by and among the Company, Diomed, the Designated Note Purchaser (as defined therein) and the Note Purchasers listed therein) on or prior to July 31, 2003 such that pursuant to the Contemplated Equty Financing the Company has raised $6,000,000 or more in cash or other property valued at fair market value in good faith by the Board of Directors, or a combination of both, calculated on a gross basis prior to deduction for commissions, fees or any other expenses of raising such funds, then the Lenders shall accept as payment in full of the unpaid principal amount of and accrued interest under the Class D Notes the Company's issuance of shares of Common Stock or other securities issued by the Company in the Contemplated Equity Financing at the same price and other terms and subject to the same conditions as the Contemplated Equity Financing."

      2. Section 4(g) of the Secured Loan Agreement is hereby amended and restated to read as follows:

      "(g) AMEX Listing of Common Shares. The Company shall seek approval at a special meeting of stockholders of the issuance of the Common Shares upon conversion of the Commitment Shares, pursuant to the rules and regulations of the AMEX (specifically, Section 713 of the Listing Standards, Policies and Requirements of the AMEX). Said special meeting shall be held as promptly as is practicable after the consummation of the Contemplated Equity Offering, at which meeting the Company shall, if required, also seek stockholder approval of the issuance of the Common Stock or other securities to be issued (directly or upon conversion or exchange) under the terms of the securities that may be sold in the Contemplated Equity Financing."

      3. The caption of Section 2 and Sections 2(a) and 2(b) of each of the Class D Notes are hereby amended and restated in full to read as follows:

      "2. Redemption upon Consummation of Contemplated Equity Financing; Holder's Option to Demand Repayment upon Non-Occurrence of Contemplated Equity Financing.

      (a) Upon the consummation of the Contemplated Equity Financing on or prior to July 31, 2003 wherein the Company has raised $6,000,000 or more in cash or other property valued at fair market value in good faith by the Board of Directors, or a combination of both, calculated on a gross basis prior to deduction for commissions, fees or any other expenses of raising such funds, the Company shall provide written notice to the Designated Lender in accordance with the notice provisions set forth in Section 11 of the Secured Loan Agreement, which notice shall include the terms and conditions of the Contemplated Equity Financing, whereupon this Class D Note and any other Class D Notes owned by the Holder shall be automatically converted into Common Stock or other equity securities issued by the Company in the Contemplated Equity Financing at the price and other terms and subject to the same conditions as the Contemplated Equity Financing, such that such indebtedness will be treated as proceeds from the Contemplated

Equity Financing on the same basis as the proceeds provided by the other investors in the Contemplated Equity Financing, whereupon the Company shall to issue an amount of Common Stock or other equity securities issued in the Contemplated Equity Financing equal to the amount of indebtedness represented by the Holder's Notes (including all accrued and unpaid interest) as of the date of redemption divided by the purchase price per share of the Common Stock or other equity securities issued in the Contemplated Equity Financing (the "Redemption Price"). At the time of redemption of this Note upon the consummation of the Contemplated Equity Financing as aforesaid, the Company shall record the issuance of the securities representing the Redemption Price on the Company's records as of the time of the redemption, and shall provide Certificates evidencing such issuance to the Designated Lender as soon as practicable after the redemption. The Holder's failure to return this Note to the Company after the satisfaction by the Company or Diomed of its obligations shall not cause the Company or Diomed to have any indebtedness or obligation to the Holder or any other Person.

      (b) If the Contemplated Equity Financing is not consummated on or prior to July 31, 2003, then the Holder may, at its option and in its sole discretion, by providing written notice to the Company, declare this Note, together with all accrued and unpaid interest herein, to be immediately due and payable, whereupon the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon receipt of such Notice, Diomed shall pay to the Holder in cash the entire principal amount and accrued and unpaid interest on this Note, whereupon the indebtedness represented by this Note (including all accrued and unpaid interest) shall be considered paid in full for all purposes, and the Note shall be cancelled and promptly returned by the Holder to the Company. The Holder's failure to return this Note to the Company after payment is made as aforesaid shall not cause the Company to have any indebtedness or obligation to the Holder or any other Person."

      4. All other terms and conditions of the Secured Loan Agreement and the Class D Notes shall remain in full force and effect.

                            [Signature page follows.]

      IN WITNESS WHEREOF, this Amendment has been duly executed by the Lenders, the Designated Lender, Diomed and the Company as of the date set forth below.

Date: May 28, 2003

                                         COMPANY:

                                         Diomed Holdings, Inc.

                                         By:____________________________________
                                         Name:  James A. Wylie, Jr.
                                         Title: Chief Executive Officer

                                         DIOMED:

                                         Diomed, Inc.

                                         By:____________________________________
                                         Name:  James A. Wylie, Jr.
                                         Title: Chief Executive Officer

                                         DESIGNATED LENDER

                                         Gibralt US, Inc.

                                         By:____________________________________
                                         Name:  Johnny Ciampi
                                         Title: Authorized Person

                                         LENDER
                                         Gibralt US, Inc.

                                         By:____________________________________
                                         Name:  Johnny Ciampi
                                         Title: Authorized Person

                                         LENDER
                                         James A. Wylie, Jr.

                                         _______________________________________

                                         LENDER
                                         Peter Norris

                                         _______________________________________